EXHIBIT 10.18(A)

                               NOVATION AGREEMENT

This NOVATION AGREEMENT is made the 4 day of Dec 1998 between:

(1) THE EXPORT-IMPORT BANK OF KOREA (the Bank) whose principal office is at 16-1, Yoidodong, Youngdungpo Gu, Seoul, Korea;

(2) PETRODRILL OFFSHORE INC. (formerly Petrodrill Construction Inc.) (the BENEFICIARY) whose principal office is at Suite 205, Saffrey Square, PO Box N8188, Nassau, Bahamas; and

(3) PETRODRILL SEVEN LIMITED (the NEW BENEFICIARY ), whose registered office is at Arias, Fabrega & Fabrega, Omar Hodge Building, 2nd Floor, Wickham's Cay 1, PO BOX 986, Road Town, Tortola, British Virgin Islands.

(together referred to as the PARTIES)

Whereas

      (A) The Bank and the Beneficiary are parties to a Refund Guarantee dated 16 April 1998 securing the obligations of Daewoo Corporation & Daewoo Heavy Industries Ltd. In respect of the construction and sale of a dynamic positioned semi-submersible drilling vessel with Builders Hull No. 3015 (including any amendments described in the associated memorandum, meeting minute and/or side letter made from time to time thereto) (the Guarantee).

      (B)   The Parties hereto have agreed to novate the Guarantee.

Now it is agreed that, with effect from the date of this Novation Agreement:

(1) Terms and expressions defined in the Guarantee shall, unless the context otherwise requires, have the same meanings in this Novation Agreement.

(2) The Beneficiary releases and discharges the Bank from the various covenants, undertakings, warranties and other obligations contained in the Guarantee which are enjoyed by the Beneficiary, and from all claims and demands whatsoever arising out of or in respect of the Guarantee whether prior to, on or subsequent to the date of this Novation Agreement.

(3) The Bank agrees to perform all its duties and to discharge all its obligations under the Guarantee and to be bound by all the terms and conditions of the Guarantee in every way as if the New Beneficiary were named in the Guarantee as a party AB INITIO in place of the Beneficiary. Without limiting the generality of the foregoing, the Bank acknowledges and agrees that the New Beneficiary shall have the right to enforce the Guarantee and pursue all claims and demands (future or existing) whatsoever arising out of or in respect of the Guarantee whether arising prior to, on or subsequent to the date of this Novation Agreement.

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(4)   Each party shall take all steps, execute all documents and do everything reasonably required by any other Party to give effect to the transactions contemplated by this Novation Agreement.

(5) This Novation Agreement is governed by and shall be construed in accordance with the laws of England and the Parties hereby submit to the exclusive jurisdiction of the courts of England.

      In witness whereof this Novation Agreement has been signed on behalf of the Parties the day and year first before written.


SIGNED on behalf of EXPORT-IMPORT
BANK OF KOREA in the presence of:                  )/s/ Illegible
                                                   )/s/ Illegible



SIGNED on behalf of PETRODRILL
OFFSHORE INC. in the presence of:                  )/s/ DEREK LEACH
                                                    D. Leach
                                                    Attorney
                                                   )/s/ H. STEPHEN ASSITER
                                                    H.S. Assiter Witness

SIGNED on behalf of PETRODRILL
SEVEN LIMITED in the presence of:                  )/s/ DEREK LEACH
                                                    D. Leach
                                                    Attorney
                                                   )/s/ H. STEPHEN ASSITER
                                                    H.S. Assiter Witness

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